Exhibit 3.2

BYLAWS

OF

BIOPTIX, INC.

(a Nevada corporation)

_____________

ARTICLE I OFFICES

1.	Registered Office. The registered office of Bioptix, Inc. (the "Corporation") in the State of Nevada shall be in such location as the directors determine in the State of Nevada.

2.
Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II CORPORATE SEAL

Corporate Seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, "Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III SHARES OF STOCK

1.	Certificates Representing Stock; Uncertificated Shares.

a.
Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, the President or any Vice President and by the Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Subject to any conditions imposed by the Nevada Revised Statutes, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares.

b.
Legends and Restrictions. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the  limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

c.
Lost, Stolen or Destroyed Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

2.	Fractional Share Interests. The Corporation may, but shall not be required to, issue fractions of a share.

3.	Stock Transfers.

a.
Transfers of Record. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

b.
Restriction on Transfer by Contract. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes.

c.
Restriction on Transfer of Unregistered Shares. If the Corporation issues any shares which are not registered under the Securities Act of 1933, as amended and registered or qualified under any applicable state securities laws, the Corporation may restrict transfer of the shares and may place an appropriate legend on the certificates representing the shares restricting transfer and requiring an opinion of counsel acceptable to the Corporation before transmitting any transfer regarding compliance with applicable securities laws.

4.
Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE IV STOCKHOLDERS' MEETINGS

1.
Place of Meeting. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Article I, Section 1.

2.	Annual Meeting.

a.
Time and Place of Annual Meeting. The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

b.	Advance Notice of Business Before a Meeting.

i.
General. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:

1.	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof);

2.	otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof); or

3.
otherwise properly brought before the meeting by a stockholder of the Corporation who (1) is a stockholder of record at the time of giving notice provided for in this Article IV, Section 2 on the record date for the meeting, and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) complies with the notice procedures set forth in this Article IV, Section 2.

ii.
Timing of Notice by a Stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty-five (45) or more than seventy five (75) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

iii.
Content of Stockholder Associated Person's Notice. As to a stockholder giving notice, or beneficial owner, if any, on whose behalf the proposal is made (such stockholder or such beneficial owner, a "Stockholder Associated Person"), to be in proper form, a Stockholder Associated Person's notice to the Secretary must  set forth as to each matter the Stockholder Associated Person proposes to bring before the annual meeting:

1.
a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of any Stockholder Associated Person;

2.	the name and address, as they appear on the Corporation's books, of the Stockholder Associated Person proposing such business;

3.
as to the Stockholder Associated Person, and including any interests described below held by any member of such Stockholder Associated Person's immediate family sharing the same household, as of the date of such Stockholder Associated Person's notice (which information shall be confirmed or updated, if necessary, by such Stockholder Associated Person not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date): (1) the class or series and number of shares of capital stock of the Corporation which are, directly  or indirectly, beneficially owned and owned of record by such Stockholder Associated Person; (2) the class or series, if any, and  number of options, warrants, convertible securities, stock appreciation rights or similar rights with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard of whether any Stockholder Associated Person may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the   foregoing, a "Derivative Instrument") directly or indirectly, beneficially owned by such Stockholder Associated Person; (3) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance-based fees) derived from any increase or decrease in the value of shares or other securities of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder Associated Person's immediate family sharing the same household; (4) any proxy, contract, arrangement, understanding, or relationship pursuant to which any Stockholder Associated Person has a right to vote any shares or other securities of the Corporation; (5) any rights to dividends on the shares of the Corporation owned beneficially by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation; (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership; (7) a description of all agreements, arrangements and understandings between any Stockholder Associated Person and any other person(s) (including their name(s)) in connection with or related to the ownership or voting of capital stock of the Corporation or Derivative Securities; (8) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, engaged in, directly or indirectly, by any Stockholder Associated Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation (any of the foregoing, "Short Interests"); (9) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by any Stockholder Associated Person; and (10) any direct or indirect interest of any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);

4.	if the matter a Stockholder Associated Person proposes to bring before any meeting of stockholders involves an amendment to the Corporation's Bylaws, the specific wording of such proposed amendment;

5.
a representation that such Stockholder Associated Person is a holder of record of shares of the Corporation entitled to vote at such meeting and that such Stockholder Associated Person or its agent or designee intends to appear in person or by proxy at the meeting to bring such business before the meeting;

6.
a statement as to whether such Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting share required under applicable law to approve the proposal and/or otherwise solicit proxies from stockholders in support of such proposal; and

7.
any other information that is required to be provided by any Stockholder Associated Person pursuant to Regulation 14A under the 1934 Act, in his capacity as a proponent to a Stockholder Associated Person proposal.

Notwithstanding the foregoing, in order to include information with respect to a Stockholder Associated Person proposal in the proxy statement and form of proxy for a stockholder's meeting, Stockholder Associated Persons must provide notice as required by the regulations promulgated under the 1934 Act.

For the purpose of these Bylaws, "beneficially owned" (and phrases of similar import), when referring to shares owned by a person, shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act and the rules and regulations promulgated thereunder, including shares which are beneficially owned, directly or indirectly, by any other person with which such person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the capital stock of the Corporation.

c.	Advanced Notice of Director Nominations.

i.
General. Unless otherwise required by applicable law or the Articles of Incorporation, only persons who are nominated in accordance with  the procedures set forth in this Article IV, Section 2(c) shall be eligible for election  as directors, except as may otherwise be provided in the instrument of  designation of any series of preferred stock of the Corporation to nominate and elect a specified number of directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Article IV, Section 2(c).

ii.
Timing of Notice by a Stockholder Associated Person. Director nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of Article IV, Section 2(b). Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors of the Corporation at any annual meeting of stockholders is increased and there is no public announcement specifying the size of the increased Board of Directors made by the Corporation or naming all of the nominees for director at least fifty five (55) days prior to the first anniversary of the preceding year's annual  meeting of stockholders (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after the first anniversary of the preceding year's annual meeting, at least seventy (70) days prior to such annual meeting), then a Stockholder Associated Person's notice required by this section will also be considered timely, but only with respect to   nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. Notwithstanding the forgoing, in the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such  Stockholder Associate Person may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the Stockholder Associated Person's notice required by Article IV, Section 2(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of the sixtieth (60th) day prior to such special meeting, or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

iii.	Content of Stockholder Associated Person's Notice. A Stockholder Associated Person's notice for nomination of a director shall set forth:

1.
as to each person, if any, whom the Stockholder Associated Person proposes to nominate for election or re-election as a director: (a) all information relating to such person that would be required to be  disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name, age, business address and residence address of the person or persons to be nominated, (c) a description of all arrangements or understandings between the Stockholder Associated Person and each nominee and any other person  or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Stockholder Associated Person, (d) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if such Stockholder Associated Person were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and (f) a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation,  with such  person's fiduciary duties  under  applicable law, (C) agrees to comply with all policies of the Corporation as in effect from time to time and (D) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein. In addition, the Stockholder Associated Person making such proposal shall promptly provide any other information reasonably requested by the Corporation.

2.
as to a Stockholder Associated Person: (a) the name and address of such Stockholder Associated Person, as they appear on the Corporation's books, and of each other Stockholder Associated Person;  (b) (1) the  class and number of shares of the Corporation which are owned beneficially and of record by such Stockholder Associated Person; (2) any Derivative Instrument directly or indirectly owned beneficially by such Stockholder Associated Person, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which any Stockholder Associated Person has a right to vote any class or series of shares of the Corporation, (4) any Short Interests engaged in, directly or indirectly, by any Stockholder Associated Person, (5) any rights to dividends on the shares of the Corporation owned beneficially by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (7) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance- based fees) derived from any increase or decrease in the value of shares or other securities of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder Associated Person's immediate family sharing the same household, (8) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by any Stockholder Associated Person, and (9) any direct or indirect interest of any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement); (d) any other information relating to any Stockholder Associated Person that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (e) a representation that the Stockholder Associated Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice.

d.
Determination by Chairman. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Article IV, Section 2. The chairman of the annual meeting, or special meeting if applicable, shall, if the facts warrant, determine and declare at the meeting that business or a proposed nomination was not properly brought before the meeting and in accordance with the provisions of this Article IV, Section 2, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted, or any defective nomination shall be disregarded.

3.	Special Meetings.

a.
Calling of Meeting. Special meetings of the stockholders of the Corporation may only be called, for any purpose or purposes, only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board and upon written request from the Secretary, who shall be required to submit such a request stating the purpose of such a meeting, if at least one-quarter (1/4) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, requesting together as a single class, call for a special meeting.  For the purposes of these Bylaws, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Special meetings shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

b.
Notice and Timing of Meeting. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than ten (10) nor more than sixty (60) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Article IV, Section 4 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this Article IV, Section 3(b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

4.
Notice of Meeting by the Board of Directors. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

5.
Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of IOncorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

6.
Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual  or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

7.	Voting Rights and Proxies

a.
Voting Rights. Every stockholder of record of the Corporation shall be entitled, at each meeting of the stockholders, to one vote for each share of stock standing in his name on the books of the Corporation, except as otherwise provided in the Articles of Incorporation or in any resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to the Articles of Incorporation.

b.
Stockholders of Record. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Article IV, Section 2 of these Bylaws, shall be entitled to vote at any meeting of stockholders.

c.
Proxies. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. Subject to the provisions of the Nevada Revised Statutes Section 78.355, no proxy shall be valid after the expiration of six (6) months from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the preceding sentence, any proxy properly created is not revoked and continues in full force and effect until:

i.
another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots; or

ii.
the stockholder revokes the proxy by attending the meeting and voting the stockholder's shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

8.
Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have  the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; and (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

9.
Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by written consent.

10.	Organization of Stockholder Meetings.

a.
Conduct of Meetings. All meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his absence, by the Chief Executive Officer, or in his absence, by the President, if any, or in his absence, by a Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall determine the order of business and the procedure at any meeting of the stockholders, including but not limited to, rules respecting the manner of voting, the time allotted to stockholders to speak, determinations of whether business has been properly brought before the meeting, and the power to adjourn the meeting.

b.
Rules or Regulations Regarding Conduct of Meetings. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of  meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation  of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

11.	Fixing Record Dates.

a.
Meeting Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting (except as provided for in Article IV Section 9). If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

b.
Dividend/Distribution Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or  allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) nor less than ten (10) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE V DIRECTORS

1.	Number, Tenure and Qualification.

a.
Number. Subject to the rights of the holders of any Preferred Stock then outstanding to elect additional directors under specified circumstances, the authorized number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; provided that no decrease in the number of directors shall shorten the term of any incumbent directors.

b.	Election of Directors. Except as provided in Article V, Section 3, directors shall be elected as provided for in Article IV.

c.
Tenure. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders, following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. Directors shall be elected at the annual meeting of the stockholders of the Corporation by a plurality of votes as provided for in Article IV. A separate vote for the election of directors shall be held at each meeting for each class of directors having nominees for election at such meeting. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

d.	Qualification. Directors need not be stockholders unless so required by the Articles of Incorporation. Each director must be a natural person at least 18 years of age.

2.
Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised of done by the stockholders.

3.
Vacancies. Unless otherwise provided in the Articles of Incorporation and subject to the rights of the holders of any series of Preferred Stock then outstanding, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall not be filled by stockholder vote, but shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under these Bylaws in the case of the death, removal or resignation of any director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

4.
Resignation. Any director may resign at any time by written notice to the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

5.
Removal. Except as provided in the Articles of Incorporation or these Bylaws and subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed, with cause, by the holders of two-thirds (2/3) of shares entitled to vote at an election of directors, voting together as a single class.

6.	Meetings.

a.	Regular Meetings. Regular meetings of the Board of Directors may be held at such time and place as shall from time to time be determined by the Board of Directors.

b.
Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board or the Chief Executive Officer, and shall be called by the Secretary if requested by a majority of the Whole Board, and shall be held at such place, on such date and at such time as he or she or they shall fix.

c.
Telephone Meetings. Any member of the Board of Directors, or of any  committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting, if the corporation has implemented reasonable measures to:

i.	Verify the identity of each person participating through such means as a director or member of the governing body or committee, as the case may be; and

ii.
Provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

d.
Notice of Meetings. Notice of the time and place of all meetings of the Board of Directors shall be given to each director by whom it is not waived by mailing written notice at least two (2) days before the date and time of the meeting, or orally, by telegraph, telex, cable, telecopy or electronic transmission given not less than twelve (12) hours before the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

e.
Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall  be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

7.	Quorum and Voting.

a.
Quorum. Unless the Articles of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation or these Bylaws, provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the  time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

b.
Voting. At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

8.
Participation in Meetings by Conference Telephone. Members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

9.
Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee, except that such written consent is not required to be signed by:

a.	A common or interested director who abstains in writing from providing consent to the action. If a common or interested director abstains in writing from providing consent:

i.
The fact of the common directorship, office or financial interest must be known  to the board of directors or committee before a written consent is signed by all  the members of the board of the committee.

ii.	Such fact must be described in the written consent.

iii.	The board of directors or committee must approve, authorize or ratify the action in good faith by unanimous consent without counting the abstention of the common or interested director.

b.
A director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the board of directors or committee. If a director who is a party to an action, suit or proceeding abstains in writing from providing consent on the basis that he or she is a party to an action, suit or proceeding, the board of directors or committee must:

i.	Make a determination pursuant to Nevada Revised Statutes 78.751 that indemnification of the director is proper under the circumstances.

ii.
Approve, authorize or ratify the action of the board of directors or committee in good faith by unanimous consent without counting the abstention of the director who is a party to an action, suit or proceeding.

10.
Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum and/or an amount of shares of the Corporation's stock (or options or other rights to purchase or obtain shares of the Corporation's stock) for attendance at each meeting of the Board of Directors and/or as compensation for  service as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

11.	Committees.

a.
Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease  or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation.

b.
Other Committees. The Board of Directors shall adopt resolutions establishing an audit committee, a compensation committee, and a nominating and corporate governance committee. In addition, the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Each committee shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee,  to the extent allowed by law and provided in the resolution or resolutions establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws. Each committee shall keep regular minutes and report to the Board of Directors as requested or required.

c.
Term. Each member of a committee of the Board of Directors shall serve a term on the committee coterminous with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

d.
Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to Article V, Section 11 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. One-third (1/3) of the members of any such committee shall constitute a quorum for the transaction of business unless the committee shall consist of one (1) or two (2) members, in which event (1) member shall constitute a quorum, and the act of a majority of those present at any meeting at which a quorum  is present shall be the act of such committee.

12.
Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

ARTICLE VI OFFICERS

1.
General. The officers of the Corporation shall be chosen by the Board of Directors and shall include, if and when designated, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

2.
Tenure and Duties of Officers. The Board of Directors at its first meeting held after each annual meeting of Stockholders shall appoint the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors shall have been chosen and qualified, or until their earlier resignation or removal. Any officer appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and/or the Compensation Committee thereof.

3.
Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. The Chairman of the Board of Directors may also serve as the Chief Executive Officer and President of the Corporation and shall have the powers and duties prescribed in these Bylaws.

4.
Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors and the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all corporate instruments, securities and agreements as provided for in Articles X and XI. In the absence or disability of the Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the stockholders and, if a member of the Board of Directors, of the Board of Directors. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

5.
President. The President, who may be the same person as the Chief Executive Officer, shall have such powers and duties as generally pertain to the office of President and as the Board of Directors may from time to time prescribe, subject generally to the direction of the Board of Directors and the Executive Committee, if any. If the Chief Executive Officer and the President are not the same individual, at the request of the Chief Executive Officer or in his absence, or in the event of his inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. If there be no President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer, or in the event of the inability or refusal of the Chief Executive Officer to act, shall perform the duties of the Chief Executive Officer, and when so acting, such officer shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

6.
Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

7.
Vice Presidents. Each Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice President(s) shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

8.
Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties, when required, for the committees of the Board of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the  stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation  and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

9.
Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

10.
Assistant Secretary. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

11.
Assistant Treasurer. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

12.
Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

13.	Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

14.
Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

15.
Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

16.
Outside of Private Employment. No officer or employee shall have any outside or private employment or affiliation with any firm or organization incompatible with his concurrent employment by the Corporation, nor shall he accept or perform any outside or private employment which the Chief Executive Officer of the Corporation determines will interfere with the efficient performance of his official duties.

17.
Bond. If required by the Board of Directors, any officer shall give the Corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including, without limitation, a bond for the faithful performance of the duties of his office and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his control and belonging to the Corporation.

ARTICLE VII
INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

1.	Discretionary and Mandatory Indemnification of Officers, Directors, Employees and Agents.

a.
Power to Indemnify in Actions, Suits or Proceedings other than those by or in the Right  of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Nevada Revised Statutes Section  78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to the Nevada Revised Statutes Section 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

b.
Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Nevada Revised Statutes Section 78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

c.
Authorization. Any indemnification pursuant to Article VII, Section 1, unless ordered by a court or advanced pursuant to Article VII, Section 6, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article VII, Section 1, or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

2.
Expenses Payable in Advance. Expenses incurred by a current or former director or officer in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation, upon the determination by the Board of Directors, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII, provided the Corporation approves in advance counsel selected by the director or officer (which approval shall not be unreasonably withheld). The provisions of this Article VII, Section 2 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3.
Contract Rights. The provisions of this Article VII shall be deemed to be a contract right between the Corporation and each director, officer, employee or agent of the Corporation who serves in any such capacity at any time while this Article VII and the relevant provisions of the Nevada Revised Statutes or other applicable law are in effect. Such contract right shall vest for each director and officer at the time such person is elected or appointed to such position, and no repeal or modification of this Article VII or any such law shall affect any such vested rights or obligations then existing with respect to any state of facts or proceeding arising after such election or appointment.

4.
Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any Bylaws, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Article VII, Section 1 shall be made to the fullest extent permitted by law. The provisions of this Article VII shall not be deemed to preclude the indemnification of any person who is not specified in Article VII, Section 1 but whom the Corporation has the power or obligation to indemnify under the provisions of the Nevada Revised Statutes, or otherwise. However, indemnification, unless ordered by a court pursuant to Article VII, Section 6 or for the advancement of expenses made pursuant to Article VII, Section 2, may not be made to or on behalf of any director, officer, employee or agent of the Corporation if a  final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or  a knowing violation of the law and was material to the cause of action.

5.
Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VII.

6.
Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Article VII, Section 1(c), and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Nevada for indemnification to the extent otherwise permissible under Article VII, Section 1. The basis of  such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he has met the applicable standards of conduct set forth in Article VII, Section 1, as the case may be. Neither a contrary determination in the specific case under Article VII, Section 1(c) nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to Article VII, Section 6 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application to the fullest extent permitted by law.

7.
Limitation on Indemnification. Notwithstanding anything contained in this Article VII, Section 6 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VII), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

8.
Severability. If these Bylaws or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person as provided above as to the expenses (including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the full extent permitted by any applicable portion of these Bylaws that shall not have been invalidated or by any other applicable law.

9.
Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by the Corporation pursuant to this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

10.
Certain Definitions. For purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VII.

ARTICLE VIII NOTICES

1.
Notices. Whenever notice is required by law, and except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, member of a committee, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery, by mail, postage paid, by facsimile transmission or by electronic transmission. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at such stockholder's last known address as it appears on the books of the Corporation. The time when such notice shall be deemed received, if hand delivered, or dispatched, if sent by mail or facsimile or electronic transmission, shall be the time of the giving of the notice.

2.
Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

3.
Notice of Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

a.	the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

b.	such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other agent of the Corporation responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action:

4.	Notice by Electronic Transmission Deemed to be Given. Any notice given pursuant to Article VIII, Section 3 shall be deemed given:

a.	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

b.	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

c.	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

d.	if by any other form of electronic transmission, when directed to the stockholder.

e.
An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

5.
Definition of Electronic Transmission. An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including without limitation any facsimile transmission or communication by electronic mail.

ARTICLE IX BOOKS AND RECORDS

Books. There shall be kept at such office of the Corporation as the Board of Directors shall determine, within or without the State of Nevada, correct books and records of account of all its business and transactions, minutes of the proceedings of its stockholders, Board of Directors and committees, and the stock book, containing the names and addresses of the stockholders, the number of shares held by them, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.

ARTICLE X
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

1.
Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, and by the Secretary, Chief Financial Officer, Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

2.
Disbursements. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do from time to time.

3.
Authority to Bind. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

4.
Voting of Securities Owned by the Corporation. Unless otherwise specifically authorized by resolution of the Board of Directors, all rights and powers, including any right to vote, incident to any stock or other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be exercised in person or by proxy by the Chairman of the Board  of  Directors,  the  Chief  Executive  Officer, the  President  or  any Vice  President  of the Corporation on behalf of the Corporation, in no more restricted manner or limited extent than would apply to any owner thereof.

ARTICLE XI
OTHER SECURITIES OF THE CORPORATION

Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Article III Section 1(a), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such  bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other  corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.
ARTICLE XII DIVIDENDS

1.
Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

2.
Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds  of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE XIII FISCAL YEAR

Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by resolution of the Board Directors.

ARTICLE XIV FORUM SELECTION

Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, a state or federal court located within the State of New York shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any actions asserting a claim arising pursuant to any provision of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, in each case as amended, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to such court having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.

ARTICLE XV AMENDMENTS

General. Subject to the provisions of the Articles of Incorporation, as such may be amended from time to time, and the provisions of the Nevada General Corporation Law, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors or by the Stockholders. Notwithstanding the prior sentence, any vote of the stockholders to alter, amend or repeal any section of these Bylaws in any respect shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power of the Corporation, voting together as a single class, at any meeting at which a proposal to amend or repeal these Bylaws is properly presented.